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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                             TENDER OF OUTSTANDING
                SERIES A 10 1/2% SENIOR DISCOUNT NOTES DUE 2007
                                IN EXCHANGE FOR
                SERIES B 10 1/2% SENIOR DISCOUNT NOTES DUE 2007
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                       OF
                      METROMEDIA INTERNATIONAL GROUP, INC.

    Registered holders of outstanding Series A 10 1/2% Senior Discount Notes due 2007 of Metromedia International Group, Inc. (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of Series B
10 1/2% Senior Discount Notes due 2007 of Metromedia International Group, Inc. (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to U.S. Bank Trust National Association (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                      U.S. BANK TRUST NATIONAL ASSOCIATION

                        BY REGISTERED OR CERTIFIED MAIL:

                      U.S. Bank Trust National Association
                              180 East 5th Street
                               St. Paul, MN 55101
                   Attention: Specialized Finance Department

                         BY HAND OR OVERNIGHT DELIVERY:

                      U.S. Bank Trust National Association
                              180 East 5th Street
                               St. Paul, MN 55101
                   Attention: Specialized Finance Department

                    BY FACSIMILE FOR ELIGIBLE INSTITUTIONS:
                                 (651) 244-1537

                   FOR CONFIRMATION AND/OR INFORMATION CALL:
                                 (800) 934-6802

    Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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                             Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus
dated       , 1999 of Metromedia International Group, Inc. (the "Prospectus"),
receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

    NAME AND ADDRESS OF
  REGISTERED HOLDER AS IT
  APPEARS ON THE SERIES A     CERTIFICATE NUMBER(S) OF    AGGREGATE PRINCIPAL AMOUNT
  10 1/2% SENIOR DISCOUNT                OLD                    REPRESENTED BY           PRINCIPAL AMOUNT OF OLD
      NOTES DUE 2007               NOTES TENDERED                  OLD NOTES                 NOTES TENDERED
---------------------------  ---------------------------  ---------------------------  ---------------------------
      (PLEASE PRINT)

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
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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

                                                                                                     Name of Firm:
                                                                                            (Authorized Signature)

Address:                                                  Title:

                                                                                   Name:
                       (Zip Code)                                          (Please type or print)

Area Code and Telephone Number:                           Date:

 NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES
                SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.